UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

Laser Photonics Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41515	84-3628771
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 N. Keller Rd.
Suite G
Orlando, FL	32810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LASE	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On April 11, 2024, Laser Photonics Corporation (“Laser Photonics”) filed a Current Report on Form 8-K (the “Original Filing”) reporting the hiring of Carlos Sardinas to be Vice President, Finance, of Laser Photonics and on that date filed Amendment No. 1 to the Original Filing to include the age of Mr. Sardinas that was inadvertently excluded from the Original Filing. This Amendment No. 2 to the Original Filing includes the Offer of Employment Agreement for Mr. Sardinas that was inadvertently not included as Exhibit 10.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 8, 2024, the registrant (“Laser Photonics”) entered into an Offer Letter Agreement (the “Agreement”) with Carlos S. Sardinas to be Vice President, Finance, of the Company. Under the terms of the Agreement, Mr. Sardinas is an at-will employee, will receive an annual base salary of $155,000 and will receive standard health and other benefits that the Company offers to its employees. The foregoing is a summary of the terms of the Agreement with Mr. Sardinas and is qualified in its entirety by the offer letter attached hereto and incorporated herein as Exhibit 10.1 to this Current Report on Form 8-K.

Mr. Sardinas, age 42, has over 15 years of experience in the private and public sectors and has led and managed financial teams, developed and implemented financial strategies and assisted companies in providing accurate and timely financial reporting. Most recently, from June 2023 to January 2024, Mr. Sardinas served as Director of Finance for UES, a company providing personalized engineering, environmental, testing and inspection services to public and private companies across the United States. From August 2015 to April 2023 Mr. Sardinas was employed in several financial roles with L3 Harris Technologies, a publicly traded company involved in defense contracts with the Federal Government, including Lead Systems Analyst, Senior Financial Planning Analyst, Accounting Director and, from November 2020 to April 2023, Director of Finance. Mr. Sardinas received his Bachelor of Science-Business Administration degree from the University of Florida and his MBA from the University of Florida.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1	Offer of Employment Agreement dated April 8, 2024, between Laser Photonics Corporation and Carlos S. Sardinas
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2024	Laser Photonics Corporation

	By:	/s/ Wayne Tupuola
Wayne Tupuola
CEO

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